                                                                      EXHIBIT 24

                               EXXON CORPORATION
                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints T. P. Townsend, Edgar A. Robinson and W. B. Cook, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of common stock of Exxon Corporation offered and sold in connection with the Corporation's 1993 Incentive Program, 1988 Long-Term Incentive Plan, and 1983 Stock Option Plan, as well as related interests, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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
                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------

            /s/ LEE R. RAYMOND              Chairman of the Board                           February 20, 1997
 .........................................    (Principal Executive Officer)
              LEE R. RAYMOND

          /s/ MICHAEL J. BOSKIN             Director                                        February 20, 1997
 .........................................
            MICHAEL J. BOSKIN

          /s/ D. WAYNE CALLOWAY             Director                                        February 20, 1997
 .........................................
            D. WAYNE CALLOWAY

               /s/ JESS HAY                 Director                                        February 20, 1997
 .........................................
                 JESS HAY

          /s/ JAMES R. HOUGHTON             Director                                        February 20, 1997
 .........................................
            JAMES R. HOUGHTON

          /s/ WILLIAM R. HOWELL             Director                                        February 20, 1997
 .........................................
            WILLIAM R. HOWELL

         /s/ PHILIP E. LIPPINCOTT           Director                                        February 20, 1997
 .........................................
           PHILIP E. LIPPINCOTT

          /s/ HARRY J. LONGWELL             Director                                        February 20, 1997
 .........................................
            HARRY J. LONGWELL

        /s/ MARILYN CARLSON NELSON          Director                                        February 20, 1997
 .........................................
          MARILYN CARLSON NELSON

            /s/ JOHN H. STEELE              Director                                        February 20, 1997
 .........................................
              JOHN H. STEELE

          /s/ ROBERT E. WILHELM             Director                                        February 20, 1997
 .........................................
            ROBERT E. WILHELM

          /s/ EDGAR A. ROBINSON             Treasurer                                       February 20, 1997
 .........................................    (Principal Financial Officer)
            EDGAR A. ROBINSON

              /s/ W.B. COOK                 Controller                                      February 20, 1997
 .........................................    (Principal Accounting Officer)
                W.B. COOK
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